Sterne Agee Financial Services Symposium February 9 & 10, 2010 Steven R. Lewis, President & CEO “The Bank that means Business” Exhibit 99.1 economic conditions in the market areas
the Company conducts business, which
could materially impact credit quality trends,
changes in laws, regulations or policies of
regulatory agencies, fluctuations in interest
rates, demand for loans in the market areas
the Company conducts business, and
competition, that could cause actual results
to differ materially from historical earnings
and those presently anticipated or
projected. The Company wishes to caution
readers not to place undue reliance on any
such forward-looking statements, which
speak only as of the date made. The
Company undertakes no obligation to
publicly release the result of any revisions
that may be made to any forward-looking
statements to reflect events or
circumstances after the date of such
statements or to reflect the occurrence of
anticipated or unanticipated events.
When used in this presentation, or future
presentations or other public or
shareholder communications, in filings by
First Place Financial Corp. (the Company)
with the Securities and Exchange
Commission, or in oral statements made
with the approval of an authorized
executive officer, the words or phrases
“will likely result,” “are expected to,” “will
continue,” “is anticipated,” “estimate,”
“project” or similar expressions are
intended to identify “forward-looking
statements” within the meaning of the
Private Securities Litigation Reform Act of
1995. Such forward-looking statements
involve known and unknown risks,
uncertainties and other factors, which may
cause the Company’s actual results to be
materially different from those indicated.
Such statements are subject to certain
risks and uncertainties including changes in
Forward-Looking Statements
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

• Ticker Symbol: FPFC
• Average Daily Trading Volume:  17,132  (10/1/09 – 12/31/09)
• Primary Regulator:  Office of Thrift Supervision
• Institutional & Insider Ownership:  19.1% & 10.6%
respectively
First Place
Assets $3.3 Billion
Retail Locations 44
Loan Offices 18
States:  Ohio, Indiana, Maryland,
Michigan, Pennsylvania
First Place Corporate Profile
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Corporate Description
• Multi-market footprint with heavy market share in
core markets
• Evolving balance sheet toward commercial profile
• Diversified products and services delivered through a
super community bank model
• Superior expense management culture
• Experienced M & A player
• Strong performing Mortgage Banking unit with
consistent results
• All delivered through highly incentivized sales and
service
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

5 First Place at a glance … The Bank that means Business First Place Financial Corp./Qtr End 12/31/09

Timeline Significant Milestones
Completion
of Stock
Conversion
and Initial
Public
Offering of
Stock
12/31/98
Ravenna
Savings
Bank
Acquisition
5/12/00
FFY
Financial
Corp.
Acquisition
Franklin
Bancorp.
Acquisition
Northern
Savings &
Loan
Acquisition
Citizens
Republic
Branch
Purchase
($200 Million
Deposits)
HBLS Bank
Acquisition
5/28/04
12/22/00
6/27/06
4/27/07
10/31/07
6/30/08
OC Financial
Acquisition
CPP:
FPFC issues
$73 million in
preferred
shares to US
Treasury
3/13/09
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

7 “Remember the Alamo” CFPA FDIC Media Admin D.C. Regulators Credit Fraud Cyber Fraud ODP Community Banks Community Banks The Bank that means Business First Place Financial Corp./Qtr End 12/31/09

Experience
• Commercial Banking Kenton Thompson 32
• Mortgage Banking Bruce Wenmoth 20
• Retail Dominique Stoeber          19
• Wealth Management Mark Wenick 27
Transitioning our Business Model
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Job # 1 = Credit Quality
Job # 2 = Partnering with Treasury
Management priorities
Job # 3 = Attracting A+ Credits
(C & I focused)
Job # 4 = Bolstering SBA activity
Commercial Banking
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Job # 1 = Take advantage of chaos in the
competitive environment
Job # 2 = Upgrade systems
Job # 3 = Enhance controls
Job # 4 = Introduce targeted customers to
Wealth Management services
Mortgage Banking
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

FY ’08 FY ’09 First half ‘10
Loan Originations $1.3B $1.9B $1.0B
Gain on Sale $9.3 mil $14.5 mil $8.7 mil
Conclusions:
Keep Growing
Implement new loan origination system
Mortgage Banking
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Mortgage Servicing Rights
0.98% 1.01% Value
2,340,400 2,520,768 Loans Serviced
22,964 25,430
Net Loan Servicing
Asset
(1,164) (589) Impairment Allowance
24,128 26,019 Asset
December 2009
September 2009
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Job # 1 = Continue to influence deposit mix
through all products
Job # 2 = Devote resources to enhance
Treasury products and delivery
Job # 3 = Partner with Wealth Management
group to maximize relationships
•
Job # 4 = Continue fee enhancement
strategies
Retail
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

December 2009 September 2009 Change
Demand 494,597 416,484 78,113
Savings 404,353 406,434 (2,081)
Money Market 342,970 335,116 7,854
Certificates 1,224,850 1,172,835 52,015
Total Deposits    2,466,770 2,330,869 135,901
Deposits: A Changing Mix
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

COST OF DEPOSITS
Quarter Ended
6/30/09 9/30/09 12/31/09
Q4 09 Q1 10 Change Q2 10 Change
Cost of Deposits       2.03%           1.74% -0.29%        1.29%          -0.45%
Net Interest Margin   3.06%           3.38% +0.32%        3.65%         +0.27%
NET CHECKING ACCOUNT GROWTH
FY’10
6 mos.
2009 Q1’10 Q2’10
Consumer 1,792 866    920
Business Checking 1,421 241 245
Retail Banking
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Job # 1 = Complete the development plan
Job # 2 = Attract talented professionals
Job # 3 = Leverage the bank’s Private Banking
group as the team quarterback
•
Job # 4 = Partner with other business lines
Wealth Management
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

17 17

Job # 1 = Maximize and leverage
“Community Banking” message
Job # 2 = Execute Cruze strategy
Job # 3 = Educate consumers about
where they live
•
Job # 4 = Be efficient
Marketing
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

19 The Bank that means Business First Place Financial Corp./Qtr End 12/31/09

First Place Financial Corp.
• Selected for the Treasury Capital Purchase Program for
Healthy Institutions
• Issued $73 Million in Preferred Stock and Warrants on
3/13/09
• Invested $41 Million in First Place Bank to Strengthen
Capital Position
First Place Bank
• Was Considered “Well Capitalized” Before $31 Million
• Has Remained “Well Capitalized”
Capital
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Capital – First Place Financial Corp.
$45.14
8.27%
8.57%
9/30/09
8.23% 7.96% Tangible Equity to Tangible Assets
8.52% 8.27% Equity to Assets
Cash on Hand $35.25 $46.79
12/31/09 6/30/09
($ in millions)
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Strengthened Capital Position
First Place Bank
Required
to be Well
6/30/09 9/30/09 12/31/09 Capitalized Excess
Total Capital to 12.37%           12.67% 13.14%           10.00%            3.14%
Risk Weighted
Assets
Tier 1 Capital to 11.23%          11.42%        11.88%             6.00%      5.88%
Risk Weighted
Assets
Tangible Capital        8.16%            8.35% 8.72%             5.00%           3.72%
to Adjusted Assets
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

10.61%
10.42%
11.47%
13.14%
12.37%
11.16%
Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 Dec-09
Minimum to be well capitalized = 10.00%
10.00%
12
Total Capital to Risk Weighted Assets
Year End Bank Regulatory Capital is at a Five Year High
Minimum to be well capitalized = 10.00%
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Common Stock
• Closed at $3.29 on February 3, 2010
• Negatively impacted by dropping out of the Russell 3000
on June 26, 2009
• Currently at 26.8% of book value
• Currently at 28.2% of tangible book value
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

25 What’s the Plan? Credit Challenges … The Bank that means Business First Place Financial Corp./Qtr End 12/31/09

Process Changes
• Revisions to Underwriting Standards and increased
staffing
• Line of Business vs. Regional Alignment
• ALLL Methodology and Granularity
• Special Asset Credit Committee (SACC)
• Delinquency Monitoring Process
• Separate REO Function entirely focused on REO
disposition
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Asset Quality Snapshot
December September
31, 2009 30, 2009
Total loans 2,420,917 2,449,937
Net charge-offs 12,170 11,437
Nonperforming loans (non-accrual and TDR) 141,801 126,740
Delinquent loans 169,728 175,100
Nonperforming assets (non-perf.loans + REO) 172,527 159,863
Classified loans 310,340 275,816
Allowance for loan losses 52,473 50,643
Nonperforming loans / loans 5.86% 5.17%
Nonperforming assets / total assets 5.29% 4.93%
Delinquent loans / loans 7.01% 7.15%
Allowance for loan losses / loans 2.17% 2.07%
Allowance for loan losses / Nonperforming loan 37.00% 39.96%
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Delinquency Review
- Delinquency Trends (30-89 days)
. Positive trends seen in some portfolios
. Declining principal balances have increased delinquency percentages in the residential portfolio
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09
Dec-09
Adjusted for
Delinquency as change in
% of Portfolio Jun-09 Sep-09 Dec-09 Portfolio size
5+ Family 2.56% 5.74% 5.72% 5.65%
Commercial 2.84% 4.41% 4.12% 4.19%
Home Equity 7.91% 9.31% 9.96% 9.24%
Purchase Money Seconds 6.00% 6.93% 7.09% 7.14%
Revolving 3.65% 4.53% 4.53% 4.49%
1-4 Family Portfolio 5.84% 11.22% 12.43% 11.11%
1-4 Family Investment 23.76% 25.01% 27.30% 26.09%
Construction 4.39% 3.13% 2.47% 2.75%
1-4 Family Interest only 10.17% 8.54% 10.78% 10.79%
1-4 Family Jumbo 5.95% 8.03% 7.78% 8.17%
Consumer 4.29% 4.58% 5.11% 4.69%
HBCF/LD 15.81% 14.26% 11.41% 10.53%

0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
2-Pay 3-Pay Non-Accrual TDR
Total Delinquency & Non-Performing Loans (%)
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Provision and Net Charge Off
$19,620
$22,500
$14,000
$12,170
$11,437
$15,805
$4,609
$7,066
$9,216
$6,797
12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
Net Charge Off Provision
($ in millions)
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

A Diversified Loan Portfolio
Loan portfolio value as of 12/31/2009:  $2.421 Billion
Loan Portfolio Mix as of December 31, 2009
Commercial &
Industrial
Residential
Home Equity
HELOC
Consumer
Commerical Real
Estate
Facilities & Land
Development
Multi-family Real
Estate
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Corporate Accolades
• Second largest publicly traded savings institution in Ohio, and 26 th
largest in America
• Deemed “well capitalized” by the U.S. Treasury Office of Thrift Supervision
• Ranked in the Top 150 Performers two years in a row by Bank Director magazine
• Named one of the country’s Top 100 Mid-Tier Banks by US Banker magazine
• Number one mortgage lender in many of the markets served
• Chosen by FNMA to help pilot their new Home Path Program
• First Place originators included in Mortgage Originator magazine’s list of the nation’s top 200 mortgage originators for 10 consecutive years, including six recognized for their 2008 performance
• Named Top Bank by readers of the Warren Tribune Chronicle
• Named Top Bank by readers of the Flint Morning Journal
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Strategic Opportunities
• Margin – prepare for rising rate environment
• Maintain focus on NPA elimination
• Continue pursuit of mortgage bank opportunities
• Allow mortgage servicing to build
• Maintain energy toward core account growth
• Be proactive as competitive landscape shifts
• Maintain disciplines as market opportunities emerge
• Wealth management / Fee Income
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

• Transitioned corporate business model to Line of Business
• Opened new LPO in Rockville, Maryland
• Opened new LPO in Grand Rapids, Michigan
• Integrated OC Financial into First Place Bank
• Acquired the Guerra, Richards and Mulvey Insurance
• Developed new comprehensive model for providing wealth management services
• Transitioned the Franklin Bank name to First Place Bank
• Launched a new web site
• Opened our new Liberty office
• Consolidated two Southfield, Michigan offices into one new facility
• Implemented Remote Capture, Positive Pay features, and automated Lock Box
Strategic Achievements
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

35 Fiscal 2010 Results The Bank that means Business First Place Financial Corp./Qtr End 12/31/09

-5.321
-$110.43
$10.79
$25.62
2007 2008 2009 1st Half 2010
Net Income (Loss) History
*
* Includes write-off goodwill of $92.14 million, net of tax.
($ in millions)
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Factors Contributing to the Decline in Net Income
$28.21
3.53
6.29
27.94
8.74
92.14
$(110.43)
2009
$22.39 $29.67 $31.06 All Other Components of Net Income
1.79 .25 .17 Federal Deposit Insurance
2.19 2.33 .47 Real Estate Owned Expense
23.73 10.70 4.80 Provision for Loan Losses
Credit Related Charges
- 5.60 - Securities Impairment
- - - Goodwill Impairment
$(5.32) $10.79 $25.62 Net Income (Loss)
1
st
Half
2010
2008 2007
All amounts are in Millions of Dollars and are Net of Income Taxes
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Positive Income Factors – Deposit Fees
$12.60
$10.21
$8.35
$6.44
2007 2008 2009 1st Half
2010
Service Charges on Deposit Accounts
($ in millions)
(Annualized)
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Positive Income Factors – Mortgage Banking
$1,163
$1,565
$874
$1,005
$5.02
$9.26 $7.24
$14.47
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2007 2008 2009 1st Half 2010
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
Sales Mortgage Banking Gains
($ in millions)
Fiscal Year Ended: 6/30
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Balance Sheet Growth
$2,467
$2,421
$3,259
12/31/09
14.3%
15.3%
11.8%
Compound
Annual Growth
Rate
Growth Rate
without
Acquisitions
12/31/03
4.7% $1,105 Deposits
8.5% $1,032 Loans
4.0% $1,671 Assets
($ in millions)
• 4 whole company and 1 branch acquisition in the last 6 years
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

41 2 nd Quarter 2010 Results

Factors Negatively Impacting Net Income
Credit Related Charges
9.10 14.63 12.75 4.42 5.99 Provision for Loan
Losses
1.50 .69 3.97 .72 .90 Real Estate Owned
Expense
0.85 .94 1.98 .64 .84 FDIC Insurance
$0.59 $(5.91) $(12.72) $2.54 $(94.10) Net Income (Loss)
92.14 Goodwill Impairment
- - .71 .32 1.65 Securities Impairment
$12.04 $10.35 $6.69 $8.64 $7.42 All Other Components of
Net Income
12/31/08
Quarter Ended
3/31/09 12/31/09 9/30/09 6/30/09
All amounts are in Millions of Dollars and are Net of Income Taxes
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Positive Income Factors
Quarter Ended
28.5% $0.70 $3.16 $2.46 Service Charges on
Deposit Accounts
128.9% $2.72 $4.83 $2.11 Mortgage Banking
Gains
29.9% 0.84% 3.65% 2.81% Net Interest Margin
12/31/08 12/31/09 (Decrease) Increase
($ in millions)
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Service Charge on Deposit Accounts
($ in millions)
$2.46
$2.46
$2.68
$2.94
$3.15
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
12/1/08 3/1/09 6/1/09 9/1/09 12/1/09
Factors Driving Growth
• Checking A/C Dollars
Growing Faster than
Total Deposits
• Continuous Growth in
Number of Checking
Accounts
• Fee Growth from Both
Consumer and
Business Accounts
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Mortgage Banking Gains
($ in millions)
$2.11
$6.81
$3.77
$3.91
$4.83
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
12/1/08 3/1/09 6/1/09 9/1/09 12/1/09
Factors Driving Growth
• Added Over 40 Loan
Officers in Past 12 Months
• Opened Rockville, MD
Loan Production Office
in August 2009
• Opened Grand Rapids,
MI Loan Production
Office in July 2009
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

Net Interest Margin
($ in millions)
2.81%
2.85%
3.06%
3.38%
3.65%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
12/1/08 3/1/09 6/1/09 9/1/09 12/1/09
Factors Driving Growth
• Improvement in Mix of
Deposits Lowered Cost
of Deposits
• Single Service High
Cost Certificates of
Deposits not Renewed
• Other Certificates of
Deposit Renewed at
Substantially
Decreased Rates
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

• Positive Pre-Tax Pre-Provision Trend
• Positive Margin Trend
• Positive Noninterest Income trend
• Geographic Diversity
• Strong Regulatory Capital
• Diversity of Earnings Stream
• Strong Retail Sales Culture
• Priced at Only 28.2% Tangible Book Value (2/3/10)
Investment Rationale
The Bank that means Business
First Place Financial Corp./Qtr End 12/31/09

48 “It’s not the load that breaks you down, it’s the way you carry it.” - Lou Holtz The Bank that means Business First Place Financial Corp./Qtr End 12/31/09

49 QUESTION & ANSWER The Bank that means Business First Place Financial Corp./Qtr End 12/31/09

50 The Bank That Means The Bank That Means Business Business The Bank that means Business First Place Financial Corp./Qtr End 12/31/09